UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2021

Bite Acquisition Corp
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40055	85-3307316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 West Street, No. 28F New York, New York	10004
(Address of principal executive offices)	(Zip Code)

(212) 608-2923
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share and one-half of one warrant	BITE.U	The New York Stock Exchange

Common stock, par value $0.0001 per share	BITE	The New York Stock Exchange

Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	BITE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K filed by Bite Acquisition Corp. (the “Company”) on February 23, 2021 (the “Initial Form 8-K”), on February 17, 2021, the Company completed its initial public offering (the “IPO”) of 17,500,000 units the (“Units”). Each Unit consists of one share of common stock, par value $0.0001 per share (the “Common Stock”) and one-half of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statements on Form S-1 (File Nos. 333-252406 and 333-253017). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $175,000,000.

On February 24, 2021, the underwriters notified the Company of their exercise of the over-allotment option in part and, on February 25, 2021, the underwriters purchased 2,500,000 additional Units (the “Additional Units”) at $10.00 per Additional Unit upon the closing of the over-allotment option, generating additional gross proceeds of $25,000,000.

As previously reported on the Initial Form 8-K, on February 17, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 500,000 units (“Private Units”) at a price of $10.00 per Private Unit, generating gross proceeds of $5,000,000. On February 25, 2021, simultaneously with the sale of the Additional Units, the Company consummated the sale of an additional 50,000 Private Units at $10.00 per additional Private Unit (the “Additional Private Units”), generating additional gross proceeds of $500,000. The Private Units are identical to the Units except as described on the Initial Form 8-K.

A total of $25,000,000 of the net proceeds from the sale of the Additional Units and the Additional Private Units was deposited in a trust account established for the benefit of the Company’s public stockholders, with Continental Stock Transfer & Trust Company acting as trustee, bringing the aggregate proceeds held in the Trust Account to $200,000,000.

An audited balance sheet as of February 17, 2021 reflecting receipt of the net proceeds from the IPO and the Private Placement, but not the net proceeds from the sale of the Additional Units, had been prepared by the Company and previously filed on a Current Report on Form 8-K on February 23, 2021. The Company’s unaudited pro forma balance sheet as of February 25, 2021 reflecting receipt of the net proceeds from the sale of the Additional Units is attached hereto as Exhibit 99.1.

A copy of the press release issued by the Company announcing the partial exercise of the underwriters’ over-allotment option is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Pro Forma Balance Sheet

99.2	Press Release, dated February 25, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BITE acquisition corp.

By:	/s/ Alberto Ardura Gonzalez
	Name:	Alberto Ardura Gonzalez
	Title:	Chief Executive Officer

Date:     March 3, 2021